SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     April 28, 1999
                                                     -----------------




                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-12552                    41-1111318
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(State or Other Jurisdiction          (Commission              (I.R.S. Employer
  of Incorporation)                    File Number)          Identification No.)




175 Beal Street, Hingham, Massachusetts                      02043
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(Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code        (781) 749-7600
                                                          ---------------


Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

         Employment Agreement.


         The Talbots, Inc. (the "Company") and H. James Metscher entered into an Employment Agreement dated as of November 23, 1998 ("the Employment Agreement"). The Employment Agreement was executed by the parties in April 1999.


         Agreement and Release.

         The Company and Mark Shulman entered into an Agreement and Release dated as of December 21, 1998 (the "Agreement and Release") in connection with Mr. Shulman's separation from employment with the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1      Employment  Agreement,  dated as of November 23,
                           1998 between The Talbots, Inc. and H. James Metscher.

         Exhibit 99.2 Agreement and Release, dated as of December 21, 1998 between The Talbots, Inc. and Mark Shulman.

         Exhibit 99.3 Letter Agreement, dated June 1, 1998, concerning credit facilities, between Talbots and BankBoston, N.A.

         Exhibit 99.4      Letter   Agreement,   dated  August  11,  1998,
                           concerning credit facilities, between HSBC Corporate Building, Marine Midland Bank and Talbots.

         Exhibit 99.5      Extensions  from  Bank  of   Tokoyo-Mitsubishi, The
                           Sakura Bank, Limited, The Dai-Ichi Kangyo Bank, Limited, and The Norinchukin Bank, New York Branch.

         Exhibit 99.6 Amended and Restated 1993 Executive Stock Based Incentive Plan.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE TALBOTS, INC.


                                          EDWARD L. LARSEN
Dated:   April 28, 1999              By:  _______________________________
                                          Edward L. Larsen
                                          Senior Vice President, Finance,
                                          Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX



         Exhibit 99.1      Employment  Agreement,  dated as of November 23,
                           1998 between The Talbots, Inc. and H. James Metscher.

         Exhibit 99.2 Agreement and Release, dated as of December 21, 1998 between The Talbots, Inc. and Mark Shulman.

         Exhibit 99.3 Letter Agreement, dated June 1, 1998, concerning credit facilities, between Talbots and BankBoston, N.A.

         Exhibit 99.4      Letter   Agreement,   dated  August  11,  1998,
                           concerning credit facilities, between HSBC Corporate Building, Marine Midland Bank and Talbots.

         Exhibit 99.5      Extensions  from  Bank  of   Tokoyo-Mitsubishi, The
                           Sakura Bank, Limited, The Dai-Ichi Kangyo Bank, Limited, and The Norinchukin Bank New York Branch.

         Exhibit 99.6 Amended and Restated 1993 Executive Stock Based Incentive Plan.